UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004 (September 1, 2004)

                     COMPUTER ACCESS TECHNOLOGY CORPORATION
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               (Exact name of Registrant as Specified in Charter)

            Delaware                000-31863                     77-0302527
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 (State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)            File Number)             Identification No.)

               3385 Scott Boulevard, Santa Clara, California 95054
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (408) 727-6600

          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 1.01 Entry into a Material Definitive Agreement

On September 1, 2004, Computer Access Technology Corporation, a Delaware corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with LeCroy Corporation, a Delaware corporation ("LeCroy") (NASDAQ: LCRY), and Cobalt Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of LeCroy (the "Merger Subsidiary"). The agreement provides for the acquisition of the Company by LeCroy pursuant to a merger of the Merger Subsidiary with and into the Company (the "Merger") with the Company surviving the Merger as a wholly owned subsidiary of LeCroy. In the Merger, and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of Company common stock will be converted into the right to receive $6.00 in cash. The completion of the Merger is subject to the approval of the Company's stockholders, receipt of necessary approvals under United States antitrust laws, consummation of LeCroy's credit facility and other customary closing conditions.

In connection with the execution of the Merger Agreement, certain stockholders of the Company entered into stockholder voting agreements (the "Voting Agreements"), pursuant to which, among other things, such stockholders agreed to vote their shares in favor of the Merger.

The foregoing description of the Merger, the Merger Agreement and the Voting Agreements is qualified in its entirety by reference to the Merger Agreement and the Voting Agreements, copies of which are filed herewith as Exhibits 2.1 and 2.2, respectively, and such Exhibits are incorporated herein by reference. On September 2, 2004, the Company issued a press release announcing the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits

      (c)   Exhibits.

      Exhibit
      Number      Document
      ------      --------

        2.1 Agreement and Plan of Merger dated September 1, 2004 by and among LeCroy Corporation, Cobalt Acquisition Corporation and Computer Access Technology Corporation.

        2.2 Stockholder Voting Agreement dated September 1, 2004 by and among LeCroy Corporation, Cobalt Acquisition Corporation, Wilnai Family Trust UDT 11/12/97, Restated December 23, 2002 and Wilnai Grantor Retained Annuity Trust.

        2.3 Stockholder Voting Agreement dated September 1, 2004 by and among LeCroy Corporation, Cobalt Acquisition Corporation and Tzarnotzky Grantor Retained Annuity Trust Dated 5/12/2004.

        99.1      Press Release dated September 2, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COMPUTER ACCESS TECHNOLOGY CORPORATION,
                                  a Delaware corporation

Date:    September 2, 2004        By: /s/ Jason LeBeck
                                     ------------------------------------------
                                     Jason LeBeck
                                     Vice President and Chief Financial Officer


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

EXHIBIT INDEX

      Exhibit
      Number      Document
      ------      --------
        2.1       Agreement and Plan of Merger dated September 1, 2004 by and among LeCroy Corporation, Cobalt Acquisition Corporation and
                  Computer Access Technology Corporation.

        2.2 Stockholder Voting Agreement dated September 1, 2004 by and among LeCroy Corporation, Cobalt Acquisition Corporation, Wilnai Family Trust UDT 11/12/97, Restated December 23, 2002 and Wilnai Grantor Retained Annuity Trust.

        2.3 Stockholder Voting Agreement dated September 1, 2004 by and among LeCroy Corporation, Cobalt Acquisition Corporation and Tzarnotzky Grantor Retained Annuity Trust Dated 5/12/2004.

        99.1      Press Release dated September 2, 2004.


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